Exhibit 99.2

This Statement on Form 4 is filed by (i) Communications Investors LLC (“Communications Investors”), (ii) PLASE HT, LLC (“PLASE”), (iii) Apollo Investment Fund V (PLASE), L.P. (“AIF V (PLASE)”), (iv) Apollo German Partners V GmbH & Co. KG (“German V”), (v) Apollo Management V, L.P. (“Management V”), (vi) AIF V Management LLC (“AIF V Management”), (vii) Apollo Management, L.P. (“Apollo Management”), (viii) Apollo Management GP, LLC (“Management GP”), (ix) Apollo Management Holdings, L.P. (“Management Holdings”), (x) Apollo Management Holdings GP, LLC (“Holdings GP”), (xi) Apollo Verwaltungs V GmbH (“Apollo German GP”), (xii) Apollo Advisors V, L.P. (“Advisors V”), (xiii) Apollo Capital Management V, Inc. (“Capital Management V”), (xiv) Apollo Principal Holdings I, L.P. (“Apollo Principal”), and (xv) Apollo Principal Holdings I GP, LLC (“Apollo Principal GP”).

Name of Designated Filer:  Apollo Management V, L.P.

Date of Event Requiring Statement:  October 7, 2011

Issuer Name and Ticker or Trading Symbol:  Hughes Telematics, Inc. (HUTC)

Date:	October 11, 2011	COMMUNICATIONS INVESTORS LLC

		By:	Apollo Management V, L.P.
Its Manager

			By:	AIF V Management, LLC
Its General Partner

				By:	Apollo Management, L.P.
Its sole Member/Manager

					By:	Apollo Management GP, LLC
Its General Partner

						By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	October 11, 2011	PLASE HT, LLC

		By:	Apollo Investment Fund V (PLASE), L.P.
Its Manager

			By:	Apollo Advisors V, L.P.
Its General Partner

				By:		Apollo Capital Management V, Inc.
Its General Partner

					By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	October 11, 2011	APOLLO INVESTMENT FUND V (PLASE), L.P.

		By:	Apollo Advisors V, L.P.
Its General Partner

			By:	Apollo Capital Management V, Inc.
Its General Partner

				By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	October 11, 2011	APOLLO GERMAN PARTNERS V GMBH & CO. KG

		By:	Apollo Advisors V, L.P.
Its Managing Limited Partner

			By:	Apollo Capital Management V, Inc.
Its General Partner

				By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	October 11, 2011	APOLLO VERWALTUNGS GMBH

		By:		/s/ Angela Bartl
Angela Bartl

Date:	October 11, 2011	APOLLO ADVISORS V, L.P.

		By:	Apollo Capital Management V, Inc.
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	October 11, 2011	APOLLO CAPITAL MANAGEMENT V, INC.

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	October 11, 2011	APOLLO MANAGEMENT V, L.P.

		By:	AIF V Management, LLC
Its General Partner

			By:	Apollo Management, L.P.
Its sole Member/Manager

				By:	Apollo Management GP, LLC
Its General Partner

					By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	October 11, 2011	AIF V MANAGEMENT, LLC.

		By:	Apollo Management, L.P.
Its sole Member/Manager

			By:	Apollo Management GP, LLC
Its General Partner

				By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	October 11, 2011	APOLLO MANAGEMENT, L.P.

		By:	Apollo Management GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	October 11, 2011	APOLLO MANAGEMENT GP, LLC

		By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	October 11, 2011	APOLLO MANAGEMENT HOLDINGS, L.P.

		By:		Apollo Management Holdings GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	October 11, 2011	APOLLO MANAGEMENT HOLDINGS GP, LLC

		By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	October 11, 2011	APOLLO PRINCIPAL HOLDINGS I, L.P.

		By:		Apollo Principal Holdings I GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

Date:	October 11, 2011	APOLLO PRINCIPAL HOLDINGS I GP, LLC

		By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President